UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018 (July 23, 2018)

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6480 U.S. Highway 98 West, Suite A

Hattiesburg, Mississippi, 39402
(Address and Zip Code of principal executive offices)

(601) 268-8998

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

Merger. On July 23, 2018, The First Bancshares, Inc., a Mississippi corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FMB Banking Corporation, a Florida corporation (“FMB”), whereby FMB will be merged with and into the Company (the “Merger”). Pursuant to and simultaneously with entering into the Merger Agreement, the Company’s wholly owned subsidiary bank, The First, A National Banking Association (“The First”), and FMB’s wholly owned subsidiary bank, Farmers & Merchants Bank, entered into a Plan of Merger and Merger Agreement whereby Farmers & Merchants Bank will be merged with and into The First immediately following the merger of FMB with and into the Company (the “Bank Merger”).

The Merger Agreement has been unanimously approved by the boards of directors of the Company and FMB. The transaction is expected to close in the fourth quarter of 2018, subject to customary conditions discussed below.

Merger Consideration. Pursuant to the Merger Agreement, each outstanding share of FMB common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive, at the election of each FMB shareholder, either (i) $204.70 in cash, or (ii) 5.6391 shares of First Bancshares’ common stock, subject to customary pro-ration and re-allocation provisions that will ensure that the total mix of merger consideration will be fixed at 80% stock and 20% cash.

Each outstanding share of the Company’s common stock shall remain outstanding and unaffected by the Merger.

Representations and Warranties. The Merger Agreement contains usual and customary representations and warranties that the Company and FMB made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and FMB and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating certain terms. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and FMB rather than establishing matters of fact.

Covenants; No Solicitation. Each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger. Additionally, FMB has agreed (i) not to initiate, solicit, induce or knowingly encourage or take any action or facilitate any alternative acquisition transaction or, subject to certain exceptions, participate in discussions or negotiations regarding, or furnish any non-public information relating to, any alternative acquisition transaction or (ii) subject to certain exceptions, not to withdraw or modify in a manner adverse to the Company, the recommendation of the FMB board of directors that FMB’s shareholders approve the Merger Agreement and the Merger. In the event that FMB receives a proposal with respect to an alternative acquisition transaction that the FMB board of directors determines is superior to the Merger, the Company will have an opportunity to match the terms of such proposal, subject to certain requirements.

Conditions to Closing. Consummation of the Merger is subject to various customary conditions, including (i) approval of the Merger Agreement and the Merger by shareholders of FMB; (ii) the receipt of certain regulatory approvals; (iii) no injunctions or other legal restraints preventing the consummation of the Merger; (iv) the U.S. Securities and Exchange Commission (“SEC”) having declared effective the Company’s registration statement covering the issuance of shares of the Company’s common stock in the Merger; (v) the receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; (vi) the accuracy of representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Merger Agreement (subject to customary materiality qualifiers) and (vii) the absence of a material adverse effect with respect to the either the Company or FMB.

Termination; Termination Fee. The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties, (ii) by either party if any regulatory approval required for consummation of the transactions contemplated by the Merger Agreement has been denied by final non-appealable action by the relevant governmental authority or an application for such approval has been permanently withdrawn at the request of a governmental authority, (iii) by either party if the approval of the shareholders of FMB is not obtained, (iv) by either party in the event of a material breach by the other party of any representation, warranty or covenant contained in the Merger Agreement and such breach is not cured within thirty days, (v) by either party if the Merger is not consummated on or before January 1, 2019, subject to automatic extension to March 31, 2019 if the only outstanding closing condition is the receipt of regulatory approvals, (vi) by the Company if FMB’s board of directors breaches its obligation not to solicit any alternative acquisition transaction, changes its recommendation with respect to the Merger in accordance with the terms of the Merger Agreement, or breaches its obligation to call a special FMB shareholder meeting to vote on the Merger, (vii) by FMB if the price of the Company’s common stock decreases by more than 15% and decreases in comparison to the specified ratio provided in the Merger Agreement and the Company elects not to increase the merger consideration, or (viii) by FMB in order to enter into an agreement to a superior proposal.

FMB will pay the Company a termination fee equal to $3.2 million in the event (i) the Merger Agreement is terminated by the Company because FMB’s board of directors breaches its obligation not to solicit any alternative acquisition transaction, changes its recommendation with respect to the Merger in accordance with the terms of the Merger Agreement, or breaches its obligation to call a special FMB shareholder meeting to vote on the Merger, (ii) FMB terminates this agreement in order to accept a superior proposal, or (iii) the Merger Agreement is terminated (A) by either the Company or FMB because the required FMB shareholder approval is not obtained or (B) the Merger Agreement is terminated by the Company because of FMB’s material breach of representations, warranties or covenants, FMB receives an acquisition proposal after the date of the Merger Agreement but before it is terminated, and FMB enters into an agreement for or completes an acquisition transaction within 12 months of the termination of the Merger Agreement.

Voting Agreements

In connection with entering into the Merger Agreement, certain directors and shareholders of FMB have entered into voting agreements (the “Voting Agreements”), pursuant to which each such shareholder agreed to vote his, her or its shares of FMB common stock in favor of approval of the Merger Agreement and transactions contemplated therein and against certain other actions, proposals, transactions or agreements that would be detrimental to the consummation of the Merger. The Voting Agreements generally prohibit the sale or transfer of the shares held by each such shareholder until the earlier of (i) termination of the Merger Agreement and (ii) receipt of the approval of the shareholders of FMB. The Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, (ii) the amendment of the Merger Agreement in any manner that materially and adversely affects any rights of the shareholder, (iii) the termination of the Merger Agreement or (iv) three years from the date of the Voting Agreements.

Director Non-Compete Agreements

In connection with entering into the Merger Agreement, each of the directors of FMB and Farmers & Merchants Bank entered into a Non-Competition and Non-Disclosure Agreement with the Company, which contains provisions related to the non-disclosure of confidential information and trade secrets, non-solicitation of customers with whom such directors had material contact, non-competition within a restricted territory and non-recruitment of employees.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of FMB’s business into the Company, (5) the failure to obtain the necessary approvals by the shareholders of FMB, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by the Company to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of FMB’s operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company’s issuance of additional shares of its common stock in the merger transaction, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Reports on Form 10-K for the year ended December 31, 2017 and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither the Company nor FMB undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, the Company and FMB claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information About the Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed Merger, the Company will file with the SEC a registration statement on Form S-4 that will include a proxy statement of FMB and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FMB AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of FMB seeking the required shareholder approvals. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by the Company will also be available free of charge by directing a written request to The First Bancshares, Inc., 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 Attn: Corporate Secretary, Chandra Kidd. The Company’s telephone number is (601) 268-8998.

Participants in the Transaction

The Company, FMB and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FMB in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about the Company and its directors and officers may be found in the definitive proxy statement of the Company relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018. The definitive proxy statement can be obtained free of charge from the sources described above.

Item 9.01	Financial Statements and Exhibits

(d)	EXHIBITS

99.1	Press Release dated July 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCSHARES, INC.

By:	/s/ Donna T. (Dee Dee) Lowery
Name:	Donna T. (Dee Dee) Lowery
Title:	Chief Financial Officer

Date: July 24, 2018